FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 16, 2003
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





    NEW JERSEY                      01-14294                      22-2545165
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(State of other                  (Commission                 (IRS Employer
 jurisdiction of                  File No.)                  Identification No.)
 incorporation)



     55 UNION BOULEVARD, TOTOWA, NJ                                     07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)









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Item 5.  Other Events

     On April 16, 2003, Greater Community Bancorp (the "Company") issued a press release announcing its quarterly earnings report for the quarter ended March 31, 2003. A copy of the press release is attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          99.1 Press Release issued April 16, 2003 relating to the first quarter earnings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    GREATER COMMUNITY BANCORP
                                                    (Registrant)




Date: April 16, 2003                                /s/ Naqi A. Naqvi
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                                                    (Signature)
                                                    NAQI A. NAQVI
                                                    TREASURER AND CFO
                                                    PRINCIPAL ACCOUNTING OFFICER